FOR:  Immediate Release                 CONTACT: Larry Lentych
      January 27, 2005                           574 235 2000
                                                 Andrea Short
                                                 574 235 2000

               1ST SOURCE CORPORATION ANNOUNCES YEAR END RESULTS,
                               INCREASED DIVIDEND

        South Bend, IN--1st Source Corporation (Nasdaq:SRCE), parent company of 1st Source Bank, today reported net income of $24.97 million for the year 2004, an increase of 30.34 percent over the $19.15 million reported for the year 2003. Diluted net income per common share for 2004 amounted to $1.19, up 30.77 percent compared to $0.91 diluted net income per common share for 2003.

        Net income was $7.86 million for the fourth quarter of 2004, up 46.61 percent compared to the $5.36 million of net income reported for the fourth quarter of 2003. Diluted net income per common share for the fourth quarter of 2004 amounted to $0.37, compared to $0.26 per common share reported in the fourth quarter of 2003.

        The Board of Directors approved an increase in the fourth quarter cash dividend to $0.12 per share. The cash dividend is payable on February 14, 2005 to shareholders of record on February 7, 2005, and is an increase of 20.00 percent over the fourth quarter cash dividend in 2003.

        Christopher J. Murphy III, Chairman of 1st Source Corporation, commented, "I am very pleased with the continued improvement in 1st Source's performance - especially credit quality. In the fourth quarter, there was a recovery of the provision for loan losses of $0.59 million compared to a charge of $2.83 million to the provision for loan losses in the fourth quarter of 2003. The volatility experienced all year in the value of mortgage servicing rights continued in the fourth quarter, fortunately, the quarter included a recovery of prior impairments of $2.23 million. This was offset slightly by an additional impairment charge of $0.91 million on FHLMC (Freddie Mac) and FNMA (Fannie Mae) preferred stocks, which we first reported on last quarter."

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1st Source Corporation
January 27, 2005

        "As compared to prior quarters, the size of the bank increased by over $170 million in the fourth quarter due to significant growth in public tax funds collected and deposited with us for late November and all of December. This year's collection and disbursement activities were different from prior years with the full year's property tax receipts for several Indiana counties being deposited with us at the close of the year. Due to the short term nature of these funds and our long term arrangements with local governments, there was a negative spread on these funds for November and December. These funds were disbursed by early January."

        Mr. Murphy concluded, "The consumer banking, personal asset management, insurance and the specialty finance areas all had a productive quarter. We are pleased with the overall results of the fourth quarter and look forward to 2005."

        1st Source's reserve for loan losses as of December 31, 2004, was 2.79 percent of total loans and leases, compared to 3.14 percent as of December 31, 2003. Net charge-offs were $3.93 million for the fourth quarter 2004, compared to $2.83 million a year ago. Net charge-offs for the year were $6.60 million compared to $13.36 million in 2003. The ratio of nonperforming assets to net loans and leases was 1.42 percent on December 31, 2004, compared to 1.59 percent on December 31, 2003.

        Noninterest income for the fourth quarter of 2004 was $18.09 million, down 6.70 percent from the fourth quarter of 2003. This decrease was due to a reduction in equipment rental income offset by an increase in mortgage banking income. For the year, noninterest income was $62.73 million, down 21.78 percent from 2003. The predominant factor behind the decline in 2004 was mortgage banking income and equipment rental income.

        Noninterest expense was $30.43 million for the fourth quarter of 2004, down 10.82 percent from the fourth quarter of 2003. For the year, noninterest expense was $127.09 million, down 8.50 percent from 2003. The reduction in noninterest expense was primarily due to decreased salaries and employee benefits, leased equipment depreciation and loan collection and repossession expense, which were partially offset by an increase in professional fees.

        As of December 31, 2004, the 1st Source common equity-to-assets ratio was 9.16 percent, compared to 9.45 percent a year ago. Shareholders' equity was $326.60 million, up from $314.69

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Page 3
1st Source Corporation
January 27, 2005

million a year ago. Total assets at the end of 2004 were $3.56 billion, up 7.01 percent compared to $3.33 billion at the end of 2003.

        1st Source Corporation is the largest locally controlled financial institution headquartered in the Northern Indiana-Southwestern Michigan area. While delivering a comprehensive range of consumer and commercial banking services, 1st Source Bank has distinguished itself with highly personalized services. 1st Source Bank also competes for business nationally by offering specialized financing services for new and used private and cargo aircraft, automobiles for leasing and rental agencies, medium and heavy duty trucks, construction and environmental equipment.

        The corporation includes 62 banking centers in 15 counties, 5 Trustcorp Mortgage offices in Indiana and Ohio, and 23 locations nationwide for the 1st Source Bank Specialty Finance Group. With a history dating back to 1863, 1st Source Bank has a tradition of providing superior service to customers while playing a leadership role in the continued development of the communities in which it serves.

        1st Source may be accessed on its home page at "www.1stsource.com." Its common stock is traded on the Nasdaq Stock Market under "SRCE" and appears in the National Market System tables in many daily newspapers under the code name "1st Src." Marketmakers in 1st Source common shares are Citigroup Global Markets, Inc.; Crowell, Weedon & Co.; FTN Midwest Research Securities; Goldman, Sachs & Company; Keefe, Bruyette & Woods, Inc.; Morgan Stanley & Company, Inc.; NatCity Investments, Inc.; Prudential Equity Group, Inc.; RBC Dain Rauscher, Inc.; Sandler O'Neill & Partners; Stifel, Nicolaus & Company; Susquehana Capital Group; and William Blair & Company.

        1st Source's floating rate cumulative trust preferred security is traded on the Nasdaq Stock Market under the symbol "SRCEO". The rate for the first quarter, 2005 is 4.47 percent. Marketmakers in those securities are Howe, Barnes Investments, Inc. and Stifel, Nicolaus & Company.

        Except for historical information contained herein, the matters discussed in this document express "forward-looking statements." Generally, the words "believe," "expect," "intend," "estimate,"

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Page 4
1st Source Corporation
January 27, 2005

"anticipate," "project," "will" and similar expressions indicate forward-looking statements. Those statements, including statements, projections, estimates or assumptions concerning future events or performance, and other statements that are other than statements of historical fact, are subject to material risks and uncertainties. 1st Source cautions readers not to place undue reliance on any forward-looking statements, which speak only as of the date made. 1st Source may make other written or oral forward-looking statements from time to time. Readers are advised that various important factors could cause 1st Source's actual results or circumstances for future periods to differ materially from those anticipated or projected in such forward-looking statements. Such factors, among others, include changes in laws, regulations or accounting principles generally accepted in the United States; 1st Source's competitive position within its markets served; increasing consolidation within the banking industry; unforeseen changes in interest rates; unforeseen downturns in the local, regional or national economies or in the industries in which 1st Source has credit concentrations; and other risks discussed in 1st Source's filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K, which filings are available from the SEC. 1st Source undertakes no obligation to publicly update or revise any forward-looking statements.
                                      # # #
                                (Charts attached)

1st SOURCE CORPORATION                                                 Page 5
4th QUARTER 2004 FINANCIAL HIGHLIGHTS
(Unaudited - Dollars in thousands, except for per share data)

                                                       Three Months Ended                 Twelve Months Ended
                                                          December 31                          December 31

                                                    2004               2003                2004            2003
                                                 -------------   ---------------      --------------   -----------
END OF PERIOD BALANCES
   Assets                                                                             $   3,563,715  $   3,330,153
   Loans and leases                                                                       2,280,168      2,231,000
   Deposits                                                                               2,807,003      2,487,215
   Reserve for loan and lease losses                                                         63,672         70,045
   Intangible assets                                                                         23,588         25,740
   Common shareholders' equity                                                              326,600        314,691

AVERAGE BALANCES
   Assets                                         $  3,507,471  $   3,177,552         $   3,349,364  $   3,258,174
   Earning assets                                    3,283,278      2,922,488             3,121,990      2,981,622
   Investments                                         784,417        787,701               762,386        702,973
   Loans and leases                                  2,277,611      2,032,231             2,240,055      2,091,004
   Deposits                                          2,691,849      2,438,887             2,489,170      2,559,261
   Interest bearing liabilities                      2,735,176      2,423,947             2,590,324      2,477,831
   Common shareholders' equity                         325,288        313,245               319,737        312,793

INCOME STATEMENT DATA
   Net interest income                            $     23,369  $      25,412         $      98,688  $     103,252
   Net interest income - FTE                            24,014         26,143               101,403        106,244
   (Recovery of)/provision for
        loan and lease losses                             (591)         2,832                   229         17,361
   Noninterest income                                   18,087         19,385                62,733         80,196
   Noninterest expense                                  30,430         34,123               127,091        138,904
   Net income                                            7,860          5,361                24,965         19,154

PER SHARE DATA
   Basic net income per common share              $       0.38  $        0.26         $        1.21  $        0.92
   Diluted net income per common share                    0.37           0.26                  1.19           0.91
   Cash dividends per common share                       0.110          0.100                 0.420          0.370
   Book value per common share                           15.76          15.19                 15.76          15.19
   Market value - High                                  28.090         22.640                28.090         22.640
   Market value - Low                                   25.150         18.850                20.350         12.570
   Basic weighted average common
        shares outstanding                          20,727,663     20,690,334            20,709,457     20,858,720
   Diluted weighted average common
        shares outstanding                          21,015,302     20,987,840            20,984,822     21,150,009

KEY RATIOS
   Return on average assets                               0.89%          0.67%                 0.75%          0.59%
   Return on average common
        shareholders' equity                              9.61           6.79                  7.81           6.12
   Average common shareholders'
        equity to average assets                          9.27           9.86                  9.55           9.60
   End of period tangible common
        equity to tangible assets                         8.56           8.74                  8.56           8.74
   Net interest margin                                    2.91           3.55                  3.25           3.56
   Efficiency: expense to revenue                        68.66          71.72                 72.80          69.83
   Net charge-offs to average loans and leases            0.69           0.55                  0.29           0.64
   Loan loss reserve to loans and leases                  2.79           3.14                  2.79           3.14
   Nonperforming assets to loans and leases               1.42           1.59                  1.42           1.59

ASSET QUALITY
  Loans and leases past due 90 days or more                                           $         481 $          212
  Nonaccrual loans and leases                                                                25,253         27,085
  Other real estate                                                                           1,307          3,010
  Repossessions                                                                               4,382          6,263
  Equipment owned under operating leases                                                      1,785            257
  Total nonperforming assets                                                                 33,208         36,827

1st SOURCE CORPORATION                                                Page 6
CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
1st Source Corporation and Subsidiaries
(Unaudited - Dollars in thousands)

                                                                      December 31, 2004    December 31, 2003
                                                                      -----------------    -----------------
ASSETS
Cash and due from banks                                                    $ 78,255             $ 109,787
Federal funds sold and interest bearing deposits with other banks           220,131                 1,355
Investment securities available-for-sale, at fair value                     789,923               763,763
  (amortized cost of $790,404 and $759,945 at
  December 31, 2004 and 2003, respectively)

Mortgages held for sale                                                      55,711                60,215

Loans and leases, net of unearned discount:
  Commercial and agricultural loans                                         425,018               402,905
  Auto, light truck and environmental equipment                             263,637               269,490
  Medium and heavy duty truck                                               267,834               221,562
  Aircraft financing                                                        444,481               489,155
  Construction equipment financing                                          196,516               219,562
  Loans secured by real estate                                              583,437               533,749
  Consumer loans                                                             99,245                94,577
                                                                      --------------       ---------------
Total loans and leases                                                    2,280,168             2,231,000
Reserved for loan and lease losses                                          (63,672)              (70,045)
                                                                      --------------       ---------------
Net loans and leases                                                      2,216,496             2,160,955

Equipment owned under operating leases                                       47,257                70,305
    (net of accumulated depreciation)
Premises and equipment                                                       37,314                38,431
Accrued income and other assets                                             118,628               125,342
                                                                      --------------       ---------------
Total assets                                                            $ 3,563,715           $ 3,330,153
                                                                      ==============       ===============
LIABILITIES
Deposits:
  Noninterest bearing                                                     $ 378,867             $ 396,026
  Interest bearing                                                        2,428,136             2,091,189
                                                                      --------------       ---------------
Total deposits                                                            2,807,003             2,487,215

Federal funds purchased and securities sold                                 216,751               276,040
   under agreements to purchase
Other short-term borrowings                                                  82,911               114,814
Long-term debt and mandatorily redeemable securities                         17,964                22,802
Subordinated notes                                                           59,022                56,444
Accrued expenses and other liabilities                                       53,464                58,147
                                                                      --------------       ---------------
Total liabilities                                                         3,237,115             3,015,462

SHAREHOLDERS' EQUITY
Preferred stock; no par value                                                     -                     -
Common stock; no par value                                                    7,578                 7,578
Capital surplus                                                             214,001               214,001
Retained earnings                                                           115,830               100,534
Cost of common stock in treasury                                            (10,512)               (9,777)
Accumulated other comprehensive (loss)/income                                  (297)                2,355
                                                                      --------------       ---------------
Total shareholders' equity                                                  326,600               314,691
                                                                      --------------       ---------------
Total liabilities and shareholders' equity                              $ 3,563,715           $ 3,330,153
                                                                      ==============       ===============

1st SOURCE CORPORATION                                         Page 7
CONSOLIDATED STATEMENTS OF INCOME
1st Source Corporation and Subsidiaries
(Unaudited - Dollars in thousands

                                                          Three Months Ended         Twelve Months Ended
                                                              December 31                December 31
                                                         2004          2003           2004           2003
                                                       ----------    ----------     ----------    ---------
Interest income:
  Loans                                                 $ 32,557      $ 31,606      $ 129,059     $137,382
  Investment securities, taxable                           4,173         4,961         16,361       18,410
  Investment securities, tax-exempt                        1,230         1,348          5,065        5,614
Other                                                        818           134            952          916
                                                       ----------    ----------     ----------    ---------
Total interest income                                     38,778        38,049        151,437      162,322

Interest expense:
  Deposits                                                12,445        10,276         41,698       49,153
  Short-term borrowings                                    1,713           973          6,079        5,121
  Subordinated notes                                         965           962          3,863        3,804
  Long-term debt and
        mandatorily redeemable securities                    286           426          1,109          992
                                                       ----------    ----------     ----------    ---------
Total interest expense                                    15,409        12,637         52,749       59,070
                                                       ----------    ----------     ----------    ---------
Net interest income                                       23,369        25,412         98,688      103,252
(Recovery of)/provision for
        loan and lease losses                               (591)        2,832            229       17,361
                                                       ----------    ----------     ----------    ---------
Net interest income after provision for
        loan and lease losses                             23,960        22,580         98,459       85,891

Noninterest income:
  Trust fees                                               3,059         2,645         12,361       10,664
  Service charges on deposit accounts                      4,135         3,876         16,228       15,532
  Mortgage banking (loss)/income                           5,036         3,841          9,553       19,635
  Equipment rental income                                  3,835         6,005         18,856       25,448
  Other income                                             2,707         3,265         10,454       12,853
  Investment securities and other investment losses         (685)         (247)        (4,719)      (3,936)
                                                       ----------    ----------     ----------    ---------
Total noninterest income                                  18,087        19,385         62,733       80,196
                                                       ----------    ----------     ----------    ---------

Noninterest expense:
  Salaries and employee benefits                          14,841        16,725         63,083       69,457
  Net occupancy expense                                    1,874         1,506          7,196        6,881
  Furniture and equipment expense                          2,593         2,444         10,290       10,363
  Depreciation - leased equipment                          3,363         4,576         15,315       19,773
  Supplies and communication                               1,429         1,562          5,708        6,163
  Loan collection and repossession expense                 1,757         2,251          4,946        8,112
  Other  expense                                           4,573         5,059         20,553       18,155
                                                       ----------    ----------     ----------    ---------

   Total noninterest expense                              30,430        34,123        127,091      138,904
                                                       ----------    ----------     ----------    ---------
Income before income taxes                                11,617         7,842         34,101       27,183
Income tax expense                                         3,757         2,481          9,136        8,029
                                                       ----------    ----------     ----------    ---------
Net income                                              $  7,860       $ 5,361      $  24,965     $ 19,154
                                                       ==========    ==========     ==========    =========


The NASDAQ Stock Market National Market Symbol: "SRCE" (CUSIP #336901 10 3) Please contact us at shareholder@1stsource.com